                                                                   Exhibit 10.2

                               SECURITY AGREEMENT


          THIS SECURITY AGREEMENT, dated as of June 13,1997, is made and given by PANTHER TRANSPORT, INC., a Iowa corporation (the "Grantor"), to FIRST BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" as defined in, the "Credit Agreement," as that term is defined below (the "Secured Party").

                                    RECITALS
                                    --------

          A. The Grantor, together with certain Affiliates, certain financial institutions and First Bank National Association, as Agent, have entered into a Credit Agreement dated as of June 13, 1997 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Banks have agreed to extend to the Grantor certain credit accommodations.

          B. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantor.

          C. The Grantor finds it advantageous, desirable and in its best interests to comply with the requirement that it execute and deliver this Security Agreement to the Secured Party.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and to extend credit accommodations to the Grantor thereunder, the Grantor hereby agrees with the Secured Party, for the benefit of the Banks and the Agent, as follows:

          Section 1.  Defined Terms.
                 -------------

          1(a) As used in this Agreement, the following terms shall have the meanings indicated:

          "Account" shall mean the rights of the Grantor to payment for goods
           -------
     sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not such right has been earned by performance, all guaranties and security therefor, and all interests in the goods the sale or lease of which gave rise thereto, including the right to stop such goods in transit.
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          "Account Debtor" shall mean a Person who is obligated on or under any
           --------------
     Account, Chattel Paper, Instrument or General Intangible.

          "Affiliate":  When used with reference to any Person, (a) each Person
           ---------
     that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, five percent or more of the equity interest), (c) each Person, ten percent or more of the voting stock (or if such Person is not a corporation, ten percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

          "Affiliate Debt" shall mean indebtedness owing to the Grantor from any
           --------------
     Affiliate.

          "Agent" shall mean First Bank National Association, acting as agent
           -----
     for the benefit of itself and the other Banks, or such other institution as may be appointed as "Agent" under the Credit Agreement.

          "Banks" shall mean the institutions that are from time to time party
           -----
     to the Credit Agreement as lenders.

          "Chattel Paper" shall mean a writing or writings which evidence both a
           -------------
     monetary obligation and a security interest in or lease of specific goods; when a transaction is evidenced by both a security agreement or a lease and by an Instrument or a series of Instruments, the group of writings taken together constitutes Chattel Paper.

          "Collateral" shall mean all property and rights in property now owned
           ----------
     or hereafter at any time acquired by the Grantor in or upon which a Security Interest is granted to the Secured Party by the Grantor under this Agreement.

          "Credit Agreement" shall have the meaning given in Recital A.
           ----------------

          "Document" shall mean any bill of lading, dock warrant, dock receipt,
           --------
     warehouse receipt or order for the delivery of goods, together with any other document or receipt which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

          "Equipment" shall mean all machinery, equipment, furniture,
           ---------
     furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

          "Event of Default" shall have the meaning given to such term in
           ----------------
     Section 18 hereof.

          "Financing Statement" shall have the meaning given to such term in
           -------------------
     Section 4 hereof.

          "General Intangibles" shall mean any personal property (other than
           -------------------
     goods, Accounts, Chattel Paper, Documents, Instruments and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

          "Instrument" shall mean a draft, check, certificate of deposit, note,
           ----------
     bill of exchange, security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

          "Inventory" shall mean any and all goods owned or held by or for the
           ---------
     account of the Grantor for sale or lease, or for furnishing under a contract of service, or as raw materials, work in process, materials incorporated in or consumed in the production of any of the foregoing and supplies, in each case wherever the same shall be located, whether in transit, on consignment, in retail outlets, warehouses, terminals or otherwise, and all property the sale, lease or other disposition of which has given rise to an Account and which has been returned to the Grantor or repossessed by the Grantor or stopped in transit.

          "Lien" shall mean any security interest, mortgage, pledge, lien,
           ----
     charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

          "Obligations" shall mean (a) all indebtedness, liabilities and
           -----------
     obligations of the Grantor to the Banks and Agent of every kind, nature or description under the Credit Agreement for which the Grantor is liable, including without limitation the Grantor's obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Grantor under this Agreement, and (c) any and all other liabilities and obligations of the Grantor to the Banks and the Agent of every kind, nature and description, whether direct or indirect or hereafter acquired by the Banks, or the Agent from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

          "Person" shall mean any individual, corporation, partnership, limited
           ------
     liability company or partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Security Interest" shall have the meaning given such term in Section
           -----------------
     2 hereof.

          1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date of this Agreement to the extent such other terms are defined therein.

          1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Security Agreement unless otherwise provided.

          Section 2.  Grant of Security Interest.  As security for the payment
                      --------------------------
and performance of all of the Obligations, the Grantor hereby grants to the Secured Party, for the benefit of the Banks and the Agent, a security interest (the "Security Interest") in all of the Grantor's right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

          2(a) All Accounts.

          2(b) All Chattel Paper.

          2(c) All Documents.

          2(d) All Equipment.

          2(e) All General Intangibles, including, without limitation, Affiliate Debt.

          2(f) All Instruments.

          2(g) All Inventory.

          2(h) To the extent not otherwise included in the foregoing, (i) all other rights to the payment of money, including rents and other sums payable to the Grantor under leases, rental agreements and other Chattel Paper and insurance proceeds; (ii) all books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of the Grantor or any computer bureau from time to time acting for the Grantor; (iii) all rights in, to and under all policies insuring the life of any officer, director, stockholder or employee of the Grantor, the proceeds of which are payable to the Grantor; and (iv) all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing.

          2(i) To the extent not otherwise included, all proceeds and products of any and all of the foregoing.

     Notwithstanding Sections 2(a) through 2(i), the payment and performance of the Obligations shall not be secured by (i) any Instrument, contract, license or other agreement, or permit or franchise that validly prohibits the creation by the Grantor of a security interest in such Instrument, contract, license or other agreement, permit or franchise (or in any rights or property obtained by the Grantor under such contract, license or other agreement, or permit or franchise); provided, however, that nothing in this clause (i) shall apply to
            --------
any Account, or (ii) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein. In addition, in the event the Grantor disposes of assets to third parties in a transaction permitted by
Section 6.2 of the Credit Agreement, such assets, but not the proceeds or products thereof, shall be released from the Lien of the Security Interest.

          Section 3.  Grantor Remains Liable.  Anything herein to the contrary
                      ----------------------
notwithstanding, (a) the Grantor shall remain liable under the Accounts, Chattel Paper, General Intangibles and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any items included in the Collateral, and (c) the Secured Party, the Banks and the Agent shall have no obligation or liability under Accounts, Chattel Paper, General Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Secured Party, the Banks or the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4.  Title to Collateral.  The Grantor has (or will have at the
                      -------------------
time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and except Liens permitted by the Credit Agreement. The Grantor will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. As of the date of execution of this Security Agreement, no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (a) in favor of the Secured Party relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

          Section 5.  Disposition of Collateral.  The Grantor will not sell,
                      -------------------------
lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except sales of items of Inventory in the ordinary course of business and other sales of assets permitted under the Credit Agreement.

          Section 6.  Names, Offices, Locations.  The Grantor does business
                      -------------------------
solely under its own name and the trade names and styles, if any, set forth on
Schedule II hereto. Except as noted on said Schedule, no such trade names or styles and no trademarks or other similar marks owned by the Grantor are registered with any governmental unit. The chief place of business and chief executive office and the office where it keeps its books and records concerning the Accounts and General Intangibles and the originals of all Chattel Paper, Documents and Instruments are located at its address set forth on the signature page hereof. All items of Equipment and Inventory existing on the date of this Agreement are located at the places specified on Schedule I hereto. The Grantor will promptly notify the Secured Party of any additional state in which any item of Inventory or Equipment is hereafter located. The Grantor will from time to time at the request of the Secured Party provide the Secured Party with current lists as to the locations of the Equipment and Inventory. The Grantor will not permit any Inventory, Equipment, Chattel Paper or Documents or any records pertaining to Accounts and General Intangibles to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Grantor will not change its name or the location of its chief place of business and chief executive office or use any trade name or trade style in any state other than as indicated on Schedule II unless the Secured Party has been given at least 30 days prior written notice thereof and the Grantor has executed and delivered to the Secured Party such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

          Section 7.  Rights to Payment.  Except as the Grantor may otherwise
                      -----------------
advise the Secured Party in writing, to the knowledge of the Grantor, each Account, Chattel Paper, Document, General Intangible and Instrument constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in the Grantor's records pertaining thereto as being obligated to pay or perform such obligation. Without the Secured Party's prior written consent, the Grantor will not agree to any modifications, amendments, subordinations, cancellations or terminations of material obligations of any Account Debtors or other obligors except in the ordinary course of business. The Grantor will perform and comply in all material respects with all its obligations under any items included in the Collateral and exercise promptly and diligently its rights thereunder. The Grantor does not currently hold any Instrument or Document evidencing amounts owed to the Grantor by any Subsidiary.

          Section 8.  Further Assurances; Attorney-in-Fact.
                      ------------------------------------

               8(a)   The Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, the Grantor will, promptly and from time to time at the request of the Secured Party: (i) mark, or permit the Secured Party to mark, conspicuously its books, records, and accounts showing or dealing with the Collateral, and each item of Chattel Paper included in the Collateral, with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that each such item of Collateral and each such item of Chattel Paper is subject to the Security Interest granted hereby; (ii) deliver and pledge to the Secured Party, all Instruments and Documents (specifically including any Instrument or Document evidencing amounts owed to the Grantor by any Subsidiary), duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to the Grantor, all in form and substance satisfactory to the Secured Party; (iii) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Secured Party determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles), as may be necessary or desirable, or as the Secured Party may request, in order to perfect, preserve, and enhance the Security Interest granted or purported to be granted hereby; and (iv) use reasonable efforts to obtain waivers, in form satisfactory to the Secured Party, of any claim to any Collateral from any landlords or mortgagees of any property where any Inventory or Equipment is located.

                8(b) The Grantor hereby authorizes the Secured Party to execute and file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, in the event that the Secured Party reasonably believes that prompt action would be necessary to protect its rights in all or any part of the Collateral. The Secured Party may file such Financing Statements or continuation statements without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

               8(c)   The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

          Section 9.  Taxes and Claims.  The Grantor will promptly pay all taxes
                      ----------------
and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such taxes, charges or claims are adequately reserved against on the Grantor's books in accordance with generally accepted accounting principles.

          Section 10. Books and Records.  The Grantor will keep and maintain at
                      -----------------
its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and credits granted with respect to all Accounts, Chattel Paper and other items included in the Collateral.

          Section 11. Inspection, Reports, Verifications.  Upon one day's
                      ----------------------------------
advance notice, the Grantor will at all reasonable times during normal business hours permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor's books and records concerning the Collateral, wherever located. The Grantor will from time to time when requested by the Secured Party furnish to the Secured Party a report on its Accounts, Chattel Paper, General Intangibles and Instruments, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. Upon the occurrence and during the continuance of an Event of Default, the Secured Party or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral; provided that nothing in this sentence
                                        --------
shall restrict or limit in any manner right of the Secured Party or any Bank to contact such Account Debtors or other Persons during the course of any audit conducted in accordance with the "Loan Documents" (as defined in the Credit Agreement).

          Section 12.  Notice of Loss.  The Grantor will promptly notify the
                       --------------
Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

          Section 13.  Insurance.  The Grantor will keep the Equipment and
                       ---------
Inventory insured against "all risks" for the full replacement cost thereof subject to a deductible, and with an insurance company or companies, satisfactory to the Secured Party, the policies to protect the Secured Party, as Agent for the Banks, as its interests may appear, with such policies or certificates with respect thereto to be delivered to the Secured Party at its request. Each such policy or the certificate with respect thereto shall provide that such policy shall not be cancelled or allowed to lapse unless at least 30 days prior written notice is given to the Secured Party.

          Section 14.  Lawful Use; Fair Labor Standards Act.  The Grantor will
                       ------------------------------------
use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. All Inventory of the Grantor as of the date of this Agreement that was produced by the Grantor or with respect to which the Grantor performed any manufacturing or assembly process was produced by the Grantor (or such manufacturing or assembly process was conducted) in compliance in all material respects with all requirements of the Fair Labor Standards Act, and all Inventory produced, manufactured or assembled by the Grantor after the date of this Agreement will be so produced, manufactured or assembled, as the case may be.

          Section 15.  Action by the Secured Party; Power of Attorney.
                       ----------------------------------------------
Effective upon and during the continuance of an Event of Default, if the Grantor at any time fails to perform or observe any of the foregoing agreements, the Secured Party shall have (and the Grantor hereby grants to the Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of the Grantor (or, at the Secured Party's option, in the Secured Party's name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all reasonable costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the

Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest. The Grantor hereby appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Secured Party's good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe is necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof and the terms of the Credit Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Grantor representing any Collateral or any part thereof and to give full discharge for the same; provided that the Secured Party shall not exercise such
                        --------
power of attorney hereunder prior to the occurrence and continuance of an Event of Default except to the extent necessary to exercise its rights under Section 8(b) and Section 16 hereof. The Grantor agrees that the foregoing may be done by the Secured Party in its own name (to the same extent and with the same force and effect as could have been done by the Grantor had this Agreement not been made) or in the name of the Grantor. The foregoing power of attorney is coupled with an interest and is therefore irrevocable by the Grantor.

          Section 16.  Insurance Claims.  As additional security for the payment
                       ----------------
and performance of the Obligations, the Grantor hereby assigns to the Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Grantor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. The Secured Party may (but need not), in the Secured Party's name or in Grantor's name, execute and deliver proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy (a) for any loss from which insurance proceeds for such loss are in excess of $100,000 whether or not a Default or Event of Default has occurred or (b) for any reason upon the occurrence and during the continuance of any Event of Default. Notwithstanding any of the foregoing, so long as no Event of Default exists the Grantor shall be entitled to all insurance proceeds with respect to any of the Collateral; provided that any proceeds received in respect of Equipment and Inventory are
--------
applied to the cost of replacement of such Equipment or Inventory.

          Section 17.  The Secured Party's Duties.  The powers conferred on the
                       --------------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the

Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by the Grantor with respect to the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

          Section 18.  Default.  Each of the following occurrences shall
                       -------
constitute an Event of Default under this Agreement: (a) the Grantor shall fail to observe or perform any covenant or agreement applicable to the Grantor under this Agreement and such failure to comply shall continue for thirty (30) calendar days after the earlier to occur of (i) the date the Grantor gives written notice of such failure to the Secured Party, or (ii) the date the Secured Party gives notice of such failure to the Grantor; or (b) any representation or warranty made by the Grantor in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Grantor to the Secured Party shall prove to have been materially false or misleading when made; or (c) any Event of Default shall occur under the Credit Agreement beyond the applicable cure period specified therein.

          Section 19.  Remedies on Default.  Upon the occurrence of an Event of
                       -------------------
Default and at any time thereafter:

               19(a)   The Secured Party may exercise and enforce any and all
     rights and remedies available upon default to a secured party under the Uniform Commercial Code.

               19(b)   The Secured Party shall have the right to enter upon and
     into and take possession of all or such part or parts of the properties of the Grantor, including lands, plants, buildings, Equipment, Inventory and other property as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of all or any part of the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. The Secured Party may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

               19(c) Any sale of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               19(d) The Secured Party is hereby granted a license or other right to use, without charge, all of the Grantor's property, including, without limitation, all of the Grantor's labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral, and the Grantor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit until the Obligations are paid in full.

               19(e) If notice to the Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in Section 24 hereof at least ten calendar days prior to the date of intended disposition or other action, and the Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against the Grantor, or against any other Person or property.

          Section 20. Remedies as to Certain Rights to Payment.  Upon the
                      ----------------------------------------
occurrence of an Event of Default and at any time thereafter the Secured Party may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Grantor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party's name or in the Grantor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. If any payments on any such Collateral are received by the Grantor after an Event of Default has occurred, such payments shall be held in trust by the Grantor as the property of the Secured Party and shall not be commingled with any funds or property of the Grantor and shall be forthwith remitted to the Secured Party for application on the Obligations.

          Section 21. Application of Proceeds.  All cash proceeds received by
                      -----------------------
the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 22 hereof).

          Section 22.  Costs and Expenses; Indemnity.  The Grantor will pay or
                       -----------------------------
reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Grantor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Secured Party's actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct. Any liability of the Grantor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Grantor under this Section shall survive any termination of this Agreement.

          Section 23.  Waivers; Remedies; Marshalling.  Notwithstanding any
                       ------------------------------
provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Grantor; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure herefrom by the Grantor or other party thereto shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Security Interest can be released, only explicitly in a writing signed by the Secured Party. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. To the extent permitted by applicable law, the Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

          Section 24.  Notices.  Except when telephonic notice is expressly
                       -------
authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page of the Credit Agreement, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from three days after the date of mailing if mailed.

          Section 25.  Grantor Acknowledgments.  The Grantor hereby acknowledges
                       -----------------------
that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party and the Banks have no fiduciary relationship to the Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Grantor, the Secured Party and the Banks.

          Section 26.  Continuing Security Interest; Assignments under Credit
                       ------------------------------------------------------
Agreement.  This Agreement shall (a) create a continuing security interest in
---------
the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Banks to extend credit accommodations to the Grantor, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Banks and the Agent, and be enforceable by, the Secured Party, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Security Agreement to such Persons.

          Section 27.  Termination of Security Interest.  Upon payment in full
                       --------------------------------
of the Obligations (except for contingent indemnity and other contingent Obligations not yet due and payable) and the expiration of any obligation of the Banks to extend credit accommodations to the Grantor, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to the Grantor such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantor and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, "Grantor" includes any assigns of Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

          Section 28.  Affiliate Debt.  The Grantor represents and warrants that
                       --------------
there are no Instruments evidencing Affiliate Debt in favor of or assigned to the Grantor. The Grantor hereby covenants and agrees that upon receipt of any such Instrument the Grantor shall promptly execute documents, which shall be satisfactory in form and substance to the Secured Party, and which in any event, shall not contain any term or provision which prohibits or restricts the creation by the Grantor of a security interest therein in favor of the Banks, which pledge such Instrument to the Secured Party, for the benefit of the Banks, and deliver such documents, together with such Instrument, to the Secured Party for the purpose of securing payment of the Obligations.

          Section 29.  Ownership of Vehicles.  The Grantor represents and
                       ---------------------
warrants that it owns no tractors or trailers or other cartage vehicles. The Grantor hereby covenants and agrees that upon any such vehicle being owned by the Grantor, the Grantor shall promptly execute documents, which shall be satisfactory in form and substance to the Secured Party, which pledge such vehicles to the Secured Party, for the benefit of the Banks, and deliver such documents, together with the certificate of title, to the Secured Party for the purpose of securing payment of the Obligations.

          Section 30.  Compliance with Pledge Agreement Covenants.  The Grantor
                       ------------------------------------------
shall perform or comply with all covenants made by Omega Cabinets, Ltd. ("Omega") pertaining to the Grantor in Omega's Pledge Agreement, including but not limited to the provisions of Section 7(b) of Omega's Pledge Agreement which prohibit the issuance of stock or other securities in addition to or in substitution of the "Pledged Shares" (as defined in the Pledge Agreement), except to the Omega.

          SECTION 31.  GOVERNING LAW AND CONSTRUCTION.  THE VALIDITY,
                       ------------------------------
CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

          SECTION 32.  CONSENT TO JURISDICTION.  AT THE OPTION OF THE SECURED
                       -----------------------
PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GRANTOR COMMENCES ANY ACTION IN ANOTHER

JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          SECTION 33.  WAIVER OF NOTICE AND HEARING.  THE GRANTOR HEREBY WAIVES
                       ----------------------------
ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

          SECTION 34.  WAIVER OF JURY TRIAL.  EACH OF THE GRANTOR AND THE
                       --------------------
SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 35.  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          Section 36.  General.  All representations and warranties contained in
                       -------
this Agreement or in any other agreement between the Grantor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Grantor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              PANTHER TRANSPORT, INC.

                              By ______________________
                              Name ____________________
                              Title ___________________


Address for Grantor:

1205 Peters Drive
Waterloo, Iowa 50703


Address for the Secured Party:

First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention: Mark R. Olmon, MPFP0702
Telecopier No.: (612) 973-0825

                                                                   SCHEDULE I TO
                                                                PANTHER SECURITY
                                                                       AGREEMENT



Locations of Equipment and Inventory as of Date of Security Agreement.

1.   1205 Peters Drive, Waterloo, Black Hawk County, Iowa (leased trucks).

                                                                  SCHEDULE II TO
                                                                PANTHER SECURITY
                                                                       AGREEMENT



Trade Names and Trade Styles.


None.